SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of  earliest event reported):   May 23, 2006

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 23, 2006, Met-Pro Corporation issued a press release announcing its sales and earnings for the first quarter ended April 30, 2006. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 7.01. Regulation FD Disclosure.

On May 23, 2006 Met-Pro Corporation (“Met-Pro” or the “Registrant”) issued a press release announcing its financial results for the first quarter ended April 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the “SEC”). Met-Pro believes that these non-GAAP financial measures provide information that is useful to its investors regarding its financial condition and results of operations.

The press release contains adjusted net income, and basic and diluted earnings per share for the first quarter ended April 30, 2006 which excludes non-recurring and non-capitalized expenses resulting from the relocation of the Company’s Sethco and Mefiag Divisions, and the expansion of the Company's Netherlands and Telford, Pennsylvania facilities. These adjusted net income and earnings per share numbers are not a measure of financial performance under GAAP and should not be considered as a substitute for net income, income from operations, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP.

Met-Pro’s management believes that adjusted net income, and basic and diluted earnings per share provide additional information useful to assessing, comparing and evaluating the operating performance of its business, insofar as the adjustment pertains to non-recurring and non-capitalized expenses resulting from the relocation of the Company’s Sethco and Mefiag Divisions, and the expansion of the Company's Netherlands and Telford, Pennsylvania facilities.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Press Release, dated May 23, 2006 issued by Met-Pro Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date: May 23, 2006
MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press Release, dated May 23, 2006 issued by Met-Pro Corporation